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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): August 9, 1996



                              STARBASE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



           DELAWARE                    0-25612                33-0567363
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
         of Incorporation)                                Identification No.)


        18872 MACARTHUR BOULEVARD,
           IRVINE, CALIFORNIA                                       92612
(Address of Principal Executive Offices)                          (Zip Code)

                                 (714) 442-4400
              (Registrant's telephone number, including area code)



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    This Current Report on Form 8-K is filed by StarBase Corporation, a
Delaware corporation (the "Company"), in connection with the matters described herein.

ITEM 5.    OTHER EVENTS

    On August 9, 1996, Alan M. Davis was named to succeed William R. Stow III, the co-founder and Co-Chairman of StarBase Corporation (the "Company"), as President and Chief Executive Officer. Mr. Stow will serve as Chairman of the Company.

    Mr. Davis has served as a Director and Chief Operating Officer of the Company since January 1996. He has also been a partner in Potrero Management Partners, a high technology venture and consulting firm since 1995. From 1989 through 1990, he served as Director of Software Technology and Marketing for MIPS Computer Systems. Prior to 1989, he served as General Manager of the Systems Division of Integrated Automation. He has also held various senior management positions at Intel and Bell & Howell.

    In addition, Michael G. Lyons, who has served as Co-Chairman of the Company, has relinquished that position, but will continue to serve as a Director of the Company.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.

99.1  Press release dated August 9, 1996 which was released August 12, 1996.



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      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 1996                            STARBASE CORPORATION

                                               By: /s/ ROBERT W. LEIMENA
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                                                   Robert W. Leimena
                                                   Chief Financial Officer



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EXHIBIT INDEX


Exhibit
   No.                  Description               Page
- -------    ------------------------------------   ----

  99.1   Press release dated August 9, 1996.	    5



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